================================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Amendment to Application of Report
                     Pursuant to Section 12, 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                AUGUST 29, 1997



                      MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)




                                    1-11718
                             (Commission File No.)







           MARYLAND                                     36-3857664
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS             60606
   (Address of principal executive offices)            (Zip Code)



                               (312) 474-1122
            (Registrant's telephone number, including area code)





================================================================================

ITEM 2.                  ACQUISITION OR DISPOSITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired twenty-one manufactured home communities and two commercial properties during the period from January 1, 1997 through August 29, 1997. The combined purchase price for these properties was approximately $133.7 million.

CALIFORNIA HAWAIIAN MOBILE ESTATES, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
On March 14, 1997, the Company acquired California Hawaiian Mobile Estates ("California Hawaiian"), located in San Jose, California. California Hawaiian consists of 412 developed sites situated around four lakes. The property is a family community with a majority of senior residents and a full amenity package including: a clubhouse, two heated pools, a jacuzzi and sauna, billiards, a playground, shuffleboard courts, and a beauty salon. As of June 30, 1997, occupancy was 100%.

TERMS OF PURCHASE
The purchase price of California Hawaiian was approximately $23.3 million. The Company purchased the property from California Hawaiian Associates, L.P., a California limited partnership. The acquisition was funded with a borrowing under the Company's line of credit.

GOLF VISTA ESTATES, MONEE, ILLINOIS

DESCRIPTION OF PROPERTY
On March 27, 1997, the Company acquired Golf Vista Estates ("Golf Vista"), located in Monee, Illinois, approximately 35 miles south of Chicago. Golf Vista consists of 200 developed sites and 319 expansion sites. The property is a senior community and features a 9-hole golf course and clubhouse. As of June 30, 1997, occupancy was 81% at the developed sites.

TERMS OF PURCHASE
The purchase price of approximately $7.4 million was funded with available cash on hand. The Company purchased Golf Vista from Abart Investment Corporation, an Illinois corporation.

GOLDEN TERRACE SOUTH, GOLDEN, COLORADO

DESCRIPTION OF PROPERTY
On May 29, 1997, the Company entered into a capital lease with East Tincup Village, Inc., a Colorado corporation, for Golden Terrace South (formerly known as East Tincup Village). The property is located adjacent to two of the Company's existing properties in Golden, Colorado. Golden Terrace South is a family community consisting of 80 developed sites and 86 recreational vehicle ("RV") sites, and includes a common building with restrooms and showers. As of June 30, 1997, occupancy was 99% at the developed sites.

TERMS OF LEASE
The lease term is 110 months commencing on May 29, 1997, with monthly rental payments of approximately $18,000. The Company paid a $550,000 lease deposit at closing. The lease contains an option for the Company to purchase Golden Terrace South at the termination of the lease for $2.4 million. For financial accounting purposes, the Company accounted for the lease as a direct financing lease, and, accordingly, the Company has recorded an investment in real estate and note payable.

THE MOBILEPARKS WEST TRANSACTION

On August 29, 1997, the Company acquired 17 manufactured home communities, a 50% general partnership interest in San Jose Mobilepark West I, and two commercial properties (collectively, the "MPW Properties") from limited partnerships and joint ventures affiliated with Mobileparks West, a California limited partnership. The aggregate purchase price of the MPW Properties was approximately $103 million. Approximately $64 million of the purchase price was in the form of units of limited partnership interest ("OP Units") which are convertible into an equivalent number of shares of the Company's common stock, approximately $6 million was in the form of installment notes payable, approximately $17 million was in the form of cash funded from a borrowing under the Company's line of credit, and the Company assumed debt of approximately $13 million.

ALL SEASONS MOBILEHOME COMMUNITY, SALT LAKE CITY, UTAH

DESCRIPTION OF PROPERTY
All Seasons Mobilehome Community is a 121-site senior community located in Salt Lake County, Utah. Amenities include: a clubhouse with a kitchen, a swimming pool, a recreation center with billiards and a library, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.

CORALWOOD MOBILEHOME COMMUNITY, MODESTO, CALIFORNIA

DESCRIPTION OF PROPERTY
Coralwood Mobilehome Community is a 194-site senior community located in Stanislaus County near San Jose, California. Amenities include: a clubhouse, a spa and swimming pool, tennis courts, a recreation center, and laundry facilities. As of June 30, 1997, occupancy was 93%.

FALCON WOOD VILLAGE, EUGENE, OREGON

DESCRIPTION OF PROPERTY
Falcon wood Village is a 183-site senior community located in Lane County, Oregon. Amenities include: a clubhouse, shuffleboard, a spa and swimming pool, laundry and car wash facilities, and an RV parking area. As of June 30, 1997, occupancy was 100%.

FOUR SEASONS MOBILEHOME COMMUNITY, FRESNO, CALIFORNIA

DESCRIPTION OF PROPERTY
Four Seasons Mobilehome Community is a 242-site family community located in Fresno County, California. Amenities include: a clubhouse, a swimming pool, a tennis court, two basketball courts, a playground and play field, a barbecue area, laundry facilities, and an RV parking area. As of June 30, 1997, occupancy was 69%.

KLOSHE ILLAHEE MOBILEHOME COMMUNITY, FEDERAL WAY, WASHINGTON

DESCRIPTION OF PROPERTY
Kloshe Illahee Mobilehome Community is a 258-site senior community located in King County near Seattle, Washington. Amenities include: a community room, game room, sauna, jacuzzi, swimming pool, tennis court, library, kitchen, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.

MONTE DEL LAGO MOBILEHOME COMMUNITY, CASTROVILLE, CALIFORNIA

DESCRIPTION OF PROPERTY
Monte Del Lago Mobilehome Community is a 310-site senior community located in Monterey County near San Jose, California. Amenities include: a clubhouse, spa, 2 outdoor pools, recreation center, basketball court, small playground, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 86%.

QUAIL HOLLOW, FAIRVIEW, OREGON

DESCRIPTION OF PROPERTY
Quail Hollow is a 137-site senior community located in Multnomah County near Portland, Oregon. Amenities include: a clubhouse, swimming pool, and laundry facilities. As of June 30, 1997, occupancy was 100%.

ROYAL OAKS MOBILEHOME COMMUNITY, VISALIA, CALIFORNIA

DESCRIPTION OF PROPERTY
Royal Oaks Mobilehome Community is a 149-site senior community located in Tulare County near Fresno, California. Amenities include: a clubhouse, swimming pool, recreation center, basketball court, playground, barbecue area, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 87%.

SAN JOSE MOBILEPARK WEST I-IV, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
San Jose MobilePark West I-IV consists of four adjacent family communities and a day care center located in Santa Clara County, California with 179 sites, 182 sites, 189 sites and 173 sites, respectively. Amenities include: two laundry buildings, a recreation building, RV storage, three swimming pools with spas, two tennis courts, a basketball court, three playground areas, two saunas, a carwash, and shuffleboard. As of June 30, 1997, occupancy was 100% at all four of the communities.

SEA OAKS MOBILEHOME COMMUNITY, LOS OSOS, CALIFORNIA

DESCRIPTION OF PROPERTY
Sea Oaks Mobilehome Community is a 125-site senior community located in San Luis Obispo County near San Jose, California. Amenities include: a recreation center, outdoor pool, and a barbecue area. As of June 30, 1997, occupancy was 100%.

SEDONA SHADOWS, SEDONA, ARIZONA

DESCRIPTION OF PROPERTY
Sedona Shadows is a 200-site senior community located in Yavapai County, Arizona. Amenities include: two community rooms, a game room, tennis court, sauna, jacuzzi, swimming pool, kitchen, barbecue area, and an RV storage area. As of June 30, 1997, occupancy was 86%.

SHADOWBROOK, CLACKAMAS, OREGON

DESCRIPTION OF PROPERTY
Shadowbrook is a 156-site family community located in Clackamas County near Portland, Oregon. Amenities include: a clubhouse, swimming pool, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.

SUNSHADOW MOBILEHOME COMMUNITY, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
Sunshadow Mobilehome Community is a 121-site family community located in Santa Clara County, California. Amenities include: a clubhouse, spa, swimming pool, and laundry facilities. As of June 30, 1997, occupancy was 100%.

VILLA BOREGA MOBILEHOME COMMUNITY, LAS VEGAS, NEVADA

DESCRIPTION OF PROPERTY
Villa Borega Mobilehome Community is a 293-site senior community located in Clark County, Nevada. Amenities include: a clubhouse, recreation center, a swimming pool and spa, tennis courts, and laundry facilities. As of June 30, 1997, occupancy was 99%.

WESTWOOD VILLAGE MOBILEHOME COMMUNITY, FARR WEST, UTAH

DESCRIPTION OF PROPERTY
Westwood Village Mobilehome Community is a 293-site senior community located in Weber County near Salt Lake City, Utah. Amenities include: a clubhouse, recreation center, library, swimming pool, kitchen, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.

GARDEN WEST OFFICE PLAZA, MONTEREY, CALIFORNIA

DESCRIPTION OF PROPERTY
Garden West Office Plaza is a 23,000 square foot office building located in Monterey, California. The building holds the office of Mobileparks West, the general partner of the MPW Properties, along with smaller scale professional tenants, including a state employment agency and an accounting agency. As of June 30, 1997, occupancy was 95%.

NICHOLSON PLAZA, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
Nicholson Plaza is a 17,000 square foot retail strip center located in front of the San Jose Mobile Park West I-IV properties. Tenants include fast food restaurants and a brokerage firm. As of June 30, 1997, occupancy was 93%.

                     MANUFACTURED HOME COMMUNITIES, INC.

            PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS





                    REQUIRED UNDER ITEM 7(b) OF FORM 8-K

                     MANUFACTURED HOME COMMUNITIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  UNAUDITED


The following unaudited Pro Forma Condensed Consolidated Balance Sheet presents the effect of the MPW transaction which transpired subsequent to June 30, 1997. The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 presents the effect of the following transactions as if they had occurred on January 1, 1997: (i) the acquisition of California Hawaiian on March 14, 1997; (ii) the acquisition of Golf Vista on March 27, 1997; (iii) the capital lease on Golden Terrace South, which was accounted for as a purchase, entered into on May 29, 1997, (collectively, the "1997 Previously Acquired Properties"), and (iv) the acquisition of the MPW Properties on August 29, 1997. The 1997 Previously Acquired Properties are included in the Historical Balance Sheet as of June 30, 1997 and the MPW transaction is described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 has been presented as if the following transactions had occurred on January 1, 1996: (i) the acquisition of Waterford on February 28, 1996; (ii) the funding of the Candlelight Village loan, which was accounted for as a purchase, on May 9, 1996; (iii) the acquisition of Casa del Sol Resort No. 1 and Casa del Sol Resort No. 2 on October 23, 1996, (collectively, the "1996 Acquisitions"); (iv) the acquisitions of the 1997 Previously Acquired Properties, and (v) the acquisition of the MPW Properties.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                      MANUFACTURED HOME COMMUNITIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                  (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)



                                                   Historical  MPW Properties (A)      Pro Forma
                                                   ----------  ------------------      ---------
ASSETS
Rental property, net...........................    $  555,380         $  103,238      $  658,618
Cash and cash equivalents......................         1,613                ---           1,613
Short term investments.........................         3,820             (1,799)          2,021
Notes receivable...............................        15,607                ---          15,607
Investment in and advances to affiliates.......         5,807                ---           5,807
Deferred financing costs, net..................         1,770                ---           1,770
Other assets...................................         4,826                ---           4,826
                                                   ----------         ----------      ----------
    Total assets...............................    $  588,823         $  101,439      $  690,262
                                                   ==========         ==========      ==========
LIABILITIES AND EQUITY
Liabilities
    Mortgage notes payable.....................    $  199,135         $   12,610      $  211,745
    Term loan..................................        60,000                ---          60,000
    Line of credit.............................        19,000             17,826          36,826
    Other notes payable........................           ---              6,625           6,625
    Other liabilities..........................        31,958                603          32,561
                                                   ----------         ----------      ----------
    Total liabilities..........................       310,093             37,664         347,757
                                                   ----------         ----------      ----------
Minority interests.............................        28,401             36,725          65,126
                                                   ----------         ----------      ----------
Stockholders' equity
    Common stock, $.01 par value...............           247                ---             247
    Paid-in capital............................       288,023             27,050         315,073
    Employee notes.............................        (6,100)               ---          (6,100)
    Distributions in excess of accumulated
      earnings.................................       (31,841)               ---         (31,841)
                                                   ----------         ----------      ----------
    Total stockholders' equity.................       250,329             27,050         277,379
                                                   ----------         ----------      ----------
    Total liabilities and stockholders'
      equity...................................    $  588,823         $  101,439      $  690,262
                                                   ==========         ==========      ==========


-----------------------------
(A) Reflects the acquisition of the MPW Properties on August 29, 1997. In connection with such acquisition the amounts presented include the initial purchase price as well as liabilities assumed and subsequent closing costs incurred as identified in the acquisition process. The amounts also reflect debt assumed, installment notes payable issued, OP Units issued, and additional borrowings under the line of credit for the acquisition of the MPW Properties. The issuance of OP Units is treated as a capital transaction in the Company's financial statements. As a result, the $63.8 million increase in the underlying equity of MHC Operating Limited Partnership is allocated between stockholders equity and minority interests (to the extent represented by OP Units) to account for the change in their respective percentage ownership of the underlying equity resulting in a $27.0 million adjustment to paid-in capital.

                     MANUFACTURED HOME COMMUNITIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           1997
                                                        Previously
                                                    Acquired Properties         MPW
                                        Historical         (A)              Properties (B)     Adjustments(C)      Pro Forma
                                        ----------  -------------------  ------------------    --------------      ---------
Revenues:
  Base rental income..................  $   50,978     $     862             $    7,543          $     ---          $ 59,383
  Utility and other income............       5,483           228                    970                ---             6,681
  Equity in income of affiliates......         207           ---                    ---                ---               207
  Interest income.....................       1,246           ---                    154               (143)            1,257
                                        ----------     ---------             ----------          ---------          --------
    Total revenues....................      57,914         1,090                  8,667               (143)           67,528
                                        ----------     ---------             ----------          ---------          --------
Expenses:
  Property operating & maintenance....      15,274           302                  3,894               (461)           19,009
  Real estate taxes...................       3,914            73                    361                ---             4,348
  Property management.................       2,412           ---                    ---                461             2,873
  General and administrative..........       2,212           ---                    ---                ---             2,212
  Interest and related amortization...      10,017            86                    ---              1,790            11,893
  Depreciation on corporate assets....         289           ---                    ---                ---               289
  Depreciation on real estate assets
    and other costs...................       8,034           ---                    ---              1,635             9,669
                                        ----------     ---------             ----------          ---------          --------
      Total expenses..................      42,152           461                  4,255              3,425            50,293
                                        ----------     ---------             ----------          ---------          --------
Income before allocation to minority
interests.............................      15,762     $     629             $    4,412          $  (3,568)           17,235
(Income) allocated to minority                         =========             ==========          =========
interests.............................      (1,585)                                                                   (3,240)
                                        ----------                                                                  --------
Net income............................  $   14,177                                                                  $ 13,995
                                        ==========                                                                  ========
Net income per common share...........  $      .57                                                                  $    .56
                                        ==========                                                                  ========
Weighted Average Common
Shares Outstanding....................      24,777                                                                    24,777
                                        ==========                                                                  ========

(A) Reflects the results of operations of the 1997 Previously Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the respective acquisition dates for each of the properties.

(B) Reflects the results of operations for the MPW Properties. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses for the MPW Properties for the six months ended June 30, 1997 as contained in the Combined Statements of Revenue and Certain Expenses included elsewhere herein.

(C) Reflects the following adjustments to the 1997 Previously Acquired Properties and the MPW Properties results of operations as follows:



Interest income:
  Reduction of interest income due to the use of working capital for property acquisitions ...  $ (143)
                                                                                                ======

Property operating and maintenance:
  The elimination of third-party management fees where the Company will be providing on-site property management services ....................................................  $ (461)
                                                                                                ======

Property management:
  Incremental cost associated with self management of the MPW Properties for the six months ended June 30, 1997 ..........................................................  $  461
                                                                                                ======

Interest and related amortization:
  Interest associated with debt assumed in the MPW transaction of $12.6 million bearing interest at an average rate of  8.2%, which reflects the actual rates ...........  $  516
  Interest associated with other notes payable issued in connection with the MPW transaction
     of $6.6 million bearing interest at a rate of 7.5% ......................................     248
  Interest associated with $2.4 million Golden Terrace South note payable bearing
     interest at 9.05% .......................................................................      91
  Interest associated with amounts borrowed under the Company's line of credit bearing interest at Libor plus 1.125%, which based on the 30-day Libor rate at the time
     of borrowings was 6.8% ..................................................................     936
  Adjustment of unused facility fee on the Company's unused portion of the line of credit ....      (1)
                                                                                                ------
                                                                                                $1,790
                                                                                                ======

Depreciation:
  Reflects depreciation based on real property acquired  in the amount $137.1 million, less approximately 25% allocated to land, excluding those properties covered by ground leases, in the amount of $25.9 million and depreciated over a 30-year life for real property.  Depreciation for the 1997 Previously Acquired Properties reflects depreciation from January 1, 1997 through the respective acquisition dates for each property .........  $1,635
                                                                                                ======

                     MANUFACTURED HOME COMMUNITIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                   1997
                                                                                Previously
                                                             1996                Acquired             MPW
                                         Historical     Acquisitions  (A)      Properties (B)    Transaction (C)
                                         ----------     -----------------      --------------    ---------------
Revenues:
  Base rental income..................   $   93,109        $   2,346              $   3,405       $   14,372
  Utility and other income............        8,821               52                    900            2,181
  Equity in income of affiliates......          853              ---                    ---              ---
  Interest income.....................        2,420              ---                    ---              ---
                                         ----------        ---------              ---------       ----------
      Total revenues..................      105,203            2,398                  4,305           16,553
                                         ----------        ---------              ---------       ----------
Expenses:
  Property operating & maintenance....       28,399              638                  1,713            6,102
  Real estate taxes...................        7,947               85                    406              650
  Property management.................        4,338              ---                    ---              ---
  General & administrative............        4,062              ---                    ---              ---
  Interest and related amortization...       17,782              ---                    ---              ---
  Depreciation on corporate assets....          488              ---                    ---              ---
  Depreciation on real estate assets
    and other costs...................       15,244              ---                    ---              ---
                                         ----------        ---------              ---------       ----------
      Total expenses..................       78,260              723                  2,119            6,752
                                         ----------        ---------              ---------       ----------

Income before allocation to minority
    interests.........................       26,943        $   1,675              $   2,186       $    9,801
                                                           =========              =========       ==========
(Income) allocated to minority
    interests.........................       (2,671)
                                         ----------

Net income............................   $   24,272
                                         ==========
Net income per common share...........   $      .98
                                         ==========
Weighted Average Common
    Shares Outstanding................       24,693
                                         ==========


                                         Adjustments (D)    Pro Forma
                                         ---------------    ---------
Revenues:
  Base rental income..................     $    ---         $ 113,232
  Utility and other income............          ---            11,954
  Equity in income of affiliates......          ---               853
  Interest income.....................         (499)            1,921
                                           --------         ---------
      Total revenues..................         (499)          127,960
                                           --------         ---------
Expenses:
  Property operating & maintenance....          516            37,368
  Real estate taxes...................          ---             9,088
  Property management.................          784             5,122
  General & administrative............          ---             4,062
  Interest and related amortization...        5,923            23,705
  Depreciation on corporate assets....          ---               488
  Depreciation on real estate assets
    and other costs...................        4,217            19,461
                                           --------         ---------
      Total expenses..................       11,440            99,294
                                           --------         ---------

Income before allocation to minority
    interests.........................     $(11,939)           28,666
                                           ========
(Income) allocated to minority
    interests.........................                         (5,389)
                                                            ---------

Net income............................                      $  23,277
                                                            =========
Net income per common share...........                      $     .94
                                                            =========
Weighted Average Common
    Shares Outstanding................                         24,693
                                                            =========

-----------------------
(A) Reflects the results of operations for the 1996 Acquisitions. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1996 through the respective acquisition dates for each property.

(B) Reflects the results of operations of the 1997 Previously Acquired Properties. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are based on the revenues and certain expenses of the 1997 Previously Acquired Properties for the year ended December 31, 1996.

(C) Reflects results of operations of the MPW Properties. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses of the MPW Properties for the year ended December 31, 1996 as contained in the Combined Statements of Revenues and Certain Expenses included elsewhere herein.

(D) Reflects the following adjustments:


      Interest income:
        Reduction of interest income due to the use of working capital for property acquisitions ...   $  (499)
                                                                                                       =======

      Property operating and Maintenance:
        Increase of ground lease expense to reflect new leases entered into on January 1, 1997
           related to the MPW Properties ...........................................................     1,300
        The elimination of third-party management fees where the Company will be providing
           on-site property management services ....................................................   $  (784)
                                                                                                       =======
                                                                                                       $  $516
                                                                                                       =======

      Property management:
        Incremental cost associated with self management of MPW Properties for the year
           ended December 31, 1996 .................................................................   $   784
                                                                                                       =======
      Interest and related amortization:
        Interest associated with debt assumed in the MPW Transaction of $12.6 million bearing
           interest at an average rate of  8.2%, which reflects the actual rates ...................   $ 1,033
        Interest associated with other notes payable issued in the MPW Transaction of $6.6 million
           bearing interest at a rate of 7.5% ......................................................       497
        Interest associated with $2.4 million Golden Terrace South note payable bearing
           interest at 9.05% .......................................................................       216
        Interest associated with amounts borrowed under the Company's line of credit bearing interest at Libor plus 1.125%, which based on the 30-day Libor rate at the time
           of the 1996 borrowings was 7.1% and at the time of the 1997 borrowings was 6.8% .........     4,182
        Adjustment of unused facility fee on the Company's unused portion of the line of credit ....        (5)
                                                                                                       -------
                                                                                                       $ 5,923
                                                                                                       =======
        Depreciation:
          Reflects depreciation based on real property acquired  in the amount $144.5 million, less approximately 25% allocated to land, excluding those properties covered by ground leases, in the amount of $37.2 million and depreciated over a 30-year life for real property.  Depreciation for the 1997 Previously Acquired Properties reflects depreciation from January 1, 1996 through the respective acquisition dates for each property ......... $ 4,217
                                                                                                       =======

                              Mobileparks West

             Combined Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1996

                     with Report of Independent Auditors

                      Required under Item 7(a) of Form 8-K

                              Mobileparks West

                  Statement Of Revenue And Certain Expenses






                                    CONTENTS



Report of Independent Auditors......................................1

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 1997 and for the six months ended June 30,
1997 (unaudited)....................................................2
Notes to Combined Statements of Revenue and Certain Expenses........3


                         Report of Independent Auditors



The Board of Directors of
Manufactured Home Communities, Inc.

We have audited the accompanying combined Statement of Revenue and Certain Expenses of 20 Mobileparks West Communities (the "Properties") as described in
Note 2 for the year ended December 31, 1996. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined Statement of Revenue and Certain Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in Manufactured Home Communities, Inc.'s Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                Ernst & Young LLP


Chicago, Illinois
May 30,1997

                                Mobileparks West

                         Combined Statements Of Revenue
                              And Certain Expenses
                             (AMOUNTS IN THOUSANDS)





                                          FOR THE
                                      SIX MONTHS ENDED            FOR THE
                                       JUNE 30, 1997             YEAR ENDED
                                        (UNAUDITED)           DECEMBER 31, 1996
                               ------------------------------------------------
REVENUE
  Rental revenue                         $7,543              $14,372
  Utility income                            970                2,065
  Other income                              154                  116
                               ------------------------------------------------
    Total revenue                         8,667               16,553
                               ------------------------------------------------

EXPENSES
  Utilities                               1,325                2,572
  Repairs and maintenance                   546                  880
  Management fees                           461                  784
  Ground leases                           1,000                  699
  Real estate taxes                         361                  650
  Payroll and benefits                      269                  604
  General and administrative                273                  418
  Insurance                                  20                  145
                               ------------------------------------------------
    Total expenses                        4,255                6,752
                               ------------------------------------------------
Revenue in excess of
certain expenses                         $4,412               $9,801
                               ================================================

See accompanying notes.

                                Mobileparks West

                        Notes to the Combined Statement
                        of Revenue And Certain Expenses



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined Statements of Revenue and Certain Expenses for the year ended December 31, 1996, and the six months ended June 30, 1997 (unaudited), were prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. (the "Company"). The accompanying combined financial statements are not representative of the actual operations of the Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties.

Basis of Combination

The accompanying combined Statement of Revenue and Certain Expenses has been presented on a combined basis because all of the Properties are commonly owned and managed by Mobile Parks West, the seller of the Properties. All inter-property balances and transactions have been eliminated in the combination.

Use of Estimates

The preparation of the combined Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Revenue and Expense Recognition

Revenue is recorded in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

DESCRIPTION OF PROPERTIES

The Company expects to acquire the following manufactured home communities ("MHC"s), office plaza and retail plaza, which are included in the combined statements of revenue and certain expenses:



                                                                Number
                                                             of Units /           Total
           Property Name                 Location           Square feet         Investment (A)
-------------------------------------------------------------------------------------------------------

All Seasons MHC                      Salt Lake City, UT                121             $2,131
Coralwood MHC (B)                           Modesto, CA                194              5,040
Falcon Wood Village MHC                      Eugene, OR                183              4,536
Four Seasons MHC                             Fresno, CA                242              3,112
Kloshe Illahee MHC                      Federal Way, WA                258              9,689
Monte Del Lago MHC                      Castroville, CA                310             12,699
Quail Hollow MHC (B)                       Fairview, OR                137              3,245
Royal Oaks MHC                              Visalia, CA                149              2,516
San Jose Mobile Park West I (B) (C)        San Jose, CA                179              2,755
San Jose Mobile Park West II (B)           San Jose, CA                182              4,823
San Jose Mobile Park West III (B)          San Jose, CA                189              5,485
San Jose Mobile Park West IV (B)           San Jose, CA                173              4,615
Sea Oaks MHC                               Los Osos, CA                125              3,570
Sedona Shadows MHC                           Sedona, AZ                200              4,521
Shadowbrook MHC                           Clackamas, OR                156              4,885
Sunshadow MHC (B)                          San Jose, CA                121              5,698
Villa Borega MHC                          Las Vegas, NV                293             11,661
Westwood Village MHC                      Farr West, UT                293              5,522
                                                         ------------------------------------
Total MHC                                                            3,505            $96,503
                                                         ------------------------------------
Garden West Office Plaza                   Monterey, CA             23,000              2,230
Nicholson Retail Plaza                     San Jose, CA             17,000              4,505
                                                                           ------------------
        Total                                                                        $103,238
                                                                           ==================


(A)  Includes the initial purchase price and closing costs.

(B)  Property is purchased subject to a ground lease.

(C) The Company purchased only the 50% General Partnership interest in the Property.


3. GROUND LEASES

Certain Properties lease land under noncancellable operating leases expiring in various years from 2022 to 2031 with terms which require twelve equal payments per year plus additional rents calculated as a percent of gross revenues. For the year ended December 31, 1996, ground rent was $861,000. Minimum future rental payments under the lease for each of the next five years and in the aggregate are as follows:


                   1997                   $   1,529,242
                   1998                       1,529,242
                   1999                       1,529,242
                   2000                       1,529,242
                   2001                       1,529,242
                   Thereafter                33,402,071
                                          -------------
                   Total                  $  41,048,281
                                          =============

                     CALIFORNIA HAWAIIAN MOBILE ESTATES

                  STATEMENT OF REVENUE AND CERTAIN EXPENSES
                        Year ended December 31, 1996

                     with Report of Independent Auditors

                      Required under Item 7(a) of Form 8-K

                       CALIFORNIA HAWAIIAN MOBILE ESTATES

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996





                                    CONTENTS



Report of Independent Auditors................................................1

Statement of Revenue and Certain Expenses.....................................2
Notes to Statement of Revenue and Certain Expenses............................3

                       Report of Independent Auditors



The Board of Directors
Manufactured Home Communities, Inc.


We have audited the accompanying Statement of Revenue and Certain Expenses of California Hawaiian Mobile Estates (the "Property") for the year ended December 31, 1996. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K filed by Manufactured Home Communities, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of California Hawaiian Mobile Estates for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                             Ernst & Young, LLP
Chicago, Illinois
February 14, 1997

                     California Hawaiian Mobile Estates

            Statement of Revenue and Certain Expenses (in 000's)

                        Year ended December 31, 1996
                           (amounts in thousands)




REVENUE
  Rental income                                $   2,599
  Utility income                                     592
  Other income                                        90
                                             ------------
    Total revenue                                  3,281
                                             ------------

EXPENSES
  Utilities                                          479
  Repairs and maintenance                            227
  Management fees                                     89
  Real estate taxes                                  368
  Payroll and benefits                               107
  General and administrative                          18
  Insurance                                           24
                                             ------------
    Total expenses                                 1,312
                                             ------------

Revenue in excess of certain expenses          $   1,969
                                             ============

See accompanying notes.

                     California Hawaiian Mobile Estates

             Notes to Statement of Revenue and Certain Expenses

                              December 31, 1996



1. BUSINESS

The accompanying Statement of Revenue and Certain Expenses relates to the operations of California Hawaiian Mobile Estates, a 412-unit manufactured home community located in San Jose, California (the "Property"). The Property is expected to be acquired in March 1997, by Manufactured Home Communities, Inc., from an unrelated entity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses for the year ended December 31, 1996 was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report 8-K of Manufactured Home Communities, Inc. (the "Company"). The accompanying financial statements are not representative of the actual operations of the Property for the period presented as certain expenses, which may not be comparable to the expenses to be incurred by the Company in the proposed future operations of the Property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties.

Revenue and Expense Recognition

Revenue is recorded in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.










                       MANUFACTURED HOME COMMUNITIES, INC.






                       By:   \s\ Thomas P. Heneghan
                             --------------------------
                             Thomas P. Heneghan
                             Executive Vice President, Treasurer and
                                 Chief Financial Officer

                       By:   \s\ Judy A. Pultorak
                             --------------------------
                             Judy A. Pultorak
                             Principal Accounting Officer






Date:  November 3, 1997